SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: January 2, 1997
                         -------------------------------


                          CENTENNIAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-12912                                          04-2978400
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


    37 Manning Road, Billerica, Massachusetts                 01821
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (508) 670-0646
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






                                TABLE OF CONTENTS

                                    FORM 8-K

                                 January 2, 1997


          Item                                                   Page
          ----                                                   ----

          ITEM 2. ACQUISITION OF ASSETS                          1

          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS              1

          SIGNATURE                                              2

          EXHIBITS                                               E-1







ITEM 2. ACQUISITION OF ASSETS

     Effective on December 18, 1996, Centennial Technologies, Inc. (the "Registrant") filed three Agreements and Plans of Merger by and among (i) the Registrant; ITP Acquisition Corporation, a Delaware corporation wholly-owned by the Registrant; Intelligent Truck Project, Inc., a Florida corporation ("ITP") and the shareholders of ITP whose signatures appear at the foot of the agreement (the "ITP Agreement"); (ii) the Registrant; Fleet.Net Acquisition Corporation, a Delaware corporation wholly-owned by the Registrant; Fleet.Net, Inc., a Florida corporation ("Fleet.Net") and the shareholders of Fleet.Net whose signatures appear at the foot of the agreement (the "Fleet.Net Agreement"); and (iii) the Registrant; STP Acquisition Corporation, a Delaware corporation wholly-owned by the Registrant; Smart Traveler Plazas, Inc., a Florida corporation ("STP"), and the shareholders of STP whose signatures appear at the foot of the agreement (the "STP Agreement") (collectively, the ITP Agreement, the Fleet.Net Agreement and the STP Agreement may be referred to herein as the "Merger Agreements") with the Secretaries of State of Delaware and Florida. Pursuant to the terms of the Merger Agreements, (i) ITP Acquisition Corporation will merge with and into ITP;
(ii) Fleet.Net Acquisition  Corporation will merge with and into Fleet.Net;  and
(iii) STP Acquisition Corporation will merge with and into STP, with ITP, Fleet.Net and STP as the surviving corporations, respectively. Each of ITP, Fleet.Net and STP will become wholly-owned subsidiaries of the Registrant.

     The consideration to be paid to the former shareholders of ITP, Fleet.Net and STP in connection with the Merger Agreements will be 478,992, 164,629 and 149,340 shares, respectively, of the Registrant's Common Stock. The amount of consideration to be exchanged was determined by negotiations among the Registrant, ITP, Fleet.Net and STP.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a.- b. It is impracticable for the Registrant to provide the required audited financial statements and pro forma financial information for ITP, Fleet.Net and STP at the time this Form 8-K is filed. The required financial statements and pro forma financial information will be filed with the Commission within sixty (60) days of the date this Form 8-K is filed.

     c. The following exhibits are filed herewith.

Exhibit No.         Title
-----------         -----

   2a Agreement and Plan of Merger by and among Centennial Technologies, Inc., ITP Acquisition Corporation, Intelligent Truck Project, Inc., and the shareholders whose signatures appear at the foot of the Agreement, effective on December 18, 1996



   2b Agreement and Plan of Merger by and among Centennial Technologies, Inc., Fleet.Net Acquisition Corporation, Fleet.Net, Inc., and the shareholders whose signatures appear at the foot of the Agreement, effective on December 18, 1996


   2c Agreement and Plan of Merger by and among Centennial Technologies, Inc., STP Acquisition Corporation, Smart Traveler Plazas, Inc., and the shareholders whose signatures appear at the foot of the Agreement, effective on December 18, 1996



         Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant shall furnish supplementally a copy of any omitted schedule to the Commission upon request.








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                CENTENNIAL TECHNOLOGIES, INC.



Dated: January 2, 1997                          By: /s/ Emanuel Pinez
                                                   -----------------------------
                                                   Emanuel Pinez
                                                   Chief Executive Officer












                                  EXHIBIT INDEX


Exhibit
  No.       Title
-------     -----


  2a Agreement and Plan of Merger by and among Centennial Technologies, Inc., ITP Acquisition Corporation, Intelligent Truck Project, Inc., and the shareholders whose signatures appear at the foot of the Agreement, effective on December 18, 1996



  2b Agreement and Plan of Merger by and among Centennial Technologies, Inc., Fleet.Net Acquisition Corporation, Fleet.Net, Inc., and the shareholders whose signatures appear at the foot of the Agreement, effective on December 18, 1996


  2c Agreement and Plan of Merger by and among Centennial Technologies, Inc., STP Acquisition Corporation, Smart Traveler Plazas, Inc., and the shareholders whose signatures appear at the foot of the Agreement, effective on December 18, 1996